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Product Types for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Product Types                        Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Balloon 15/30                 $71,612,988.65      1,129       98.06%   $63,430.46    10.048%         179         665       99.46%
Fixed Rate 15 Year                864,406.40         17         1.18    50,847.44     10.015         179         678        99.57
Fixed Rate 20 Year                524,833.75         12         0.72    43,736.15      9.720         237         660        98.32
Fixed Rate 30 Year                 24,781.70          1         0.03    24,781.70      9.990         357         588       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Principal Balances for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                          Weighted
                                  Aggregate   Number of     Aggregate      Average   Weighted    Average     Weighted     Weighted
                                  Principal    Mortgage     Principal    Principal   Average   Remaining      Average      Average
Range of Principal Balances($)     Balance       Loans       Balance      Balance    Coupon         Term         FICO         CLTV
---------------------------  ---------------  ---------- -------------  -----------  -------- -----------  -----------  -----------
      0.01  to   50,000.00    $16,252,915.91         494        22.26%   $32,900.64   10.139%         180          656       99.33%
 50,000.01  to  100,000.00     36,305,064.70         505         49.71    71,891.22    10.082         179          666        99.52
100,000.01  to  150,000.00     15,820,361.66         133         21.66   118,950.09     9.920         179          672        99.46
150,000.01  to  200,000.00      4,230,492.39          25          5.79   169,219.70     9.906         179          672        99.28
200,000.01  to  250,000.00        418,175.84           2          0.57   209,087.92     9.350         179          667       100.00
---------------------------  ---------------  ---------- -------------  -----------  -------- -----------  -----------  -----------
Total:                        $73,027,010.50       1,159       100.00%   $63,008.64   10.045%         179          666       99.45%
==========================   ===============  ========== =============  ===========  ======== ===========  ===========  ===========

----------------------------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $63,008.64.


Gross Mortgage Rates for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Current                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Gross Mortgage Rates (%)             Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
  6.501  to   7.000              $159,462.32          1        0.22%  $159,462.32     6.740%         179         708      100.00%
  7.001  to   7.500               146,542.00          3         0.20    48,847.33      7.371         209         680        96.57
  7.501  to   8.000             1,131,621.49         17         1.55    66,565.97      7.983         179         724        99.90
  8.001  to   8.500             4,588,585.46         71         6.28    64,627.96      8.343         179         714        99.60
  8.501  to   9.000             7,421,665.43        106        10.16    70,015.71      8.890         180         681        99.38
  9.001  to   9.500             9,499,160.49        133        13.01    71,422.26      9.436         179         695        99.57
  9.501  to  10.000            17,860,906.20        301        24.46    59,338.56      9.915         179         668        99.68
 10.001  to  10.500            11,316,301.90        178        15.50    63,574.73     10.387         180         654        99.27
 10.501  to  11.000            12,969,117.13        198        17.76    65,500.59     10.865         179         640        99.35
 11.001  to  11.500             4,456,414.09         91         6.10    48,971.58     11.376         179         639        99.57
 11.501  to  12.000             2,107,686.44         37         2.89    56,964.50     11.950         179         627        98.31
 12.001  to  12.500             1,218,380.06         20         1.67    60,919.00     12.427         181         612        99.34
 12.501  to  13.000               151,167.49          3         0.21    50,389.16     12.801         179         607       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 10.045%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Combined                  Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Loan-to-Value Ratios (%)             Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
75.01  to    80.00               $126,100.00          1        0.17%  $126,100.00    10.750%         179         749       80.00%
80.01  to    85.00                214,911.35          2         0.29   107,455.68      9.982         179         695        84.07
85.01  to    90.00                862,433.99         20         1.18    43,121.70      9.961         179         660        90.00
90.01  to    95.00              4,529,905.17         71         6.20    63,801.48     10.337         181         655        94.84
95.01  to   100.00             67,293,659.99      1,065        92.15    63,186.54     10.026         179         666        99.97
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 99.45%.


Credit Bureau Risk Scores* for the Mortgage Loans**

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Range of Credit Scores             Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
560  to  579                      $20,984.53          1        0.03%   $20,984.53    10.875%         177         579      100.00%
580  to  599                    3,849,575.06         87         5.27    44,247.99     10.737         181         590        99.61
600  to  619                    9,301,771.99        171        12.74    54,396.33     10.809         179         610        99.46
620  to  639                   10,079,386.56        165        13.80    61,087.19     10.364         179         630        98.87
640  to  659                   13,007,282.37        199        17.81    65,363.23     10.165         180         650        99.68
660  to  679                   11,349,978.96        171        15.54    66,374.15     10.025         179         669        99.58
680  to  699                    8,558,189.30        122        11.72    70,149.09      9.718         179         689        99.75
700  to  719                    6,192,506.00         88         8.48    70,369.39      9.485         179         707        99.77
720  to  739                    4,411,734.03         65         6.04    67,872.83      9.369         179         729        99.37
740  to  759                    3,464,083.46         52         4.74    66,616.99      9.285         179         748        98.32
760  to  779                    1,499,092.69         20         2.05    74,954.63      9.373         179         767        99.55
780  to  799                    1,069,876.31         15         1.47    71,325.09      8.918         178         786       100.00
800  to  819                      222,549.24          3         0.30    74,183.08      9.053         179         808       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 666.


Original Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Original Term (months)             Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
180                           $72,477,395.05      1,146       99.25%   $63,243.80    10.048%         179         666       99.46%
240                               524,833.75         12         0.72    43,736.15      9.720         237         660        98.32
360                                24,781.70          1         0.03    24,781.70      9.990         357         588       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Remaining Term to Stated Maturity for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Remaining Terms           Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
(months)                             Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
121  to  180                  $72,477,395.05      1,146       99.25%   $63,243.80    10.048%         179         666       99.46%
181  to  240                      524,833.75         12         0.72    43,736.15      9.720         237         660        98.32
301  to  360                       24,781.70          1         0.03    24,781.70      9.990         357         588       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 179 Months

IO Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
IO Term (months)                   Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No IO                         $73,027,010.50      1,159      100.00%    $63,008.64   10.045%         179         666       99.45%
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%    $63,008.64   10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Property Types of Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Property Type                      Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Single Family Detached        $49,906,322.34        793       68.34%   $62,933.57    10.052%         179         662       99.46%
PUD                            10,906,194.28        169        14.93    64,533.69     10.053         179         664        99.58
Condominium                     7,838,970.55        139        10.73    56,395.47     10.039         179         670        99.76
2-4 Family                      3,949,657.16         49         5.41    80,605.25      9.928         179         701        98.52
Townhome                          232,813.84          5         0.32    46,562.77     11.358         179         663        98.77
Condominium Hi-Rise               115,200.00          2         0.16    57,600.00      9.137         179         748        96.34
Single Family Attached             77,852.33          2         0.11    38,926.17      8.507         179         680       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Occupancy Status for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Occupancy Status                   Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Primary                       $70,481,671.43      1,114       96.51%   $63,269.00    10.059%         179         663       99.46%
Secondary                       2,357,307.21         43         3.23    54,821.10      9.684         179         723        99.65
Investment                        188,031.86          2         0.26    94,015.93      9.246         178         727        95.22
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.


Loan Purposes for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Loan Purpose                       Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Purchase                      $61,532,827.87        980       84.26%   $62,788.60    10.068%         179         668       99.60%
Cash Out Refi                  10,582,856.18        162        14.49    65,326.27      9.920         181         653        98.69
Rate/Term Refi                    911,326.45         17         1.25    53,607.44      9.999         185         645        98.40
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Credit Grade Categories for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Credit Grade                       Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
A                             $21,189,817.32        367       29.02%   $57,737.92    10.493%         179         629       99.19%
AA                             47,548,763.03        701        65.11    67,829.90      9.805         179         687        99.56
A-                              4,226,044.45         89         5.79    47,483.65     10.502         180         605        99.62
B+                                 34,085.70          1         0.05    34,085.70     10.250         178         632       100.00
C                                  28,300.00          1         0.04    28,300.00     10.750         179         610       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Documentation Type for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Documentation Type                 Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Stated                        $44,545,060.47        660       61.00%   $67,492.52    10.301%         179         675       99.37%
Full                           17,808,716.07        354        24.39    50,307.11      9.756         181         646        99.53
1 Year Income                   8,303,533.06        113        11.37    73,482.59      9.373         179         664        99.59
6 Months Bank Statement         2,369,700.90         32         3.24    74,053.15      9.767         178         650        99.91
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Original Prepayment Penalty Term for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Prepayment Period                  Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Original Term (months)               Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No Prepay                     $33,377,174.08        580       45.71%   $57,546.85    10.160%         179         664       99.34%
12                              2,536,315.91         34         3.47     74597.53      9.998         180         665        99.73
24                             35,018,925.40        514        47.95     68130.21      9.923         179         668        99.56
36                              2,094,595.11         31         2.87     67567.58     10.319         178         650        99.20
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal    Mortgage   Principal    Principal    Average   Remaining     Average      Average
Geographic Distribution            Balance       Loans     Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Arizona                        $2,158,114.33         41        2.96%   $52,636.93    10.216%         179         674       98.74%
California                     34,063,179.58        398        46.64    85,585.88      9.820         179         673        99.43
Colorado                          514,888.74         10         0.71    51,488.87     10.155         179         660       100.00
Connecticut                     1,282,714.36         21         1.76    61,081.64     10.673         179         638        98.80
Delaware                          125,388.77          2         0.17    62,694.39     10.990         178         630       100.00
District of Columbia              130,163.02          2         0.18    65,081.51      9.440         179         674       100.00
Florida                         3,809,632.57         83         5.22    45,899.19     10.732         179         660        99.26
Georgia                           531,650.13         16         0.73    33,228.13     10.277         179         653        99.76
Idaho                             202,276.27          5         0.28    40,455.25      9.363         178         679       100.00
Illinois                        2,221,102.99         45         3.04    49,357.84     10.163         181         663        99.60
Iowa                               20,389.42          1         0.03    20,389.42      9.250         179         668       100.00
Kansas                            131,942.52          4         0.18    32,985.63     10.864         190         663       100.00
Kentucky                           60,277.31          3         0.08    20,092.44     10.877         178         602       100.00
Louisiana                         350,994.59         15         0.48    23,399.64     10.812         179         635        99.06
Maine                              93,934.09          3         0.13    31,311.36     10.449         178         650        99.54
Maryland                        2,985,943.01         41         4.09    72,827.88     10.528         179         657        99.84
Massachusetts                   2,170,834.29         35         2.97    62,023.84     10.040         180         666        99.47
Michigan                          154,260.26          6         0.21    25,710.04     10.828         186         631       100.00
Minnesota                         315,835.30          4         0.43    78,958.83     10.413         179         693       100.00
Mississippi                        18,591.33          1         0.03    18,591.33      9.750         179         659       100.00
Missouri                          316,172.37          7         0.43    45,167.48     10.988         179         615       100.00
Montana                            70,551.55          2         0.10    35,275.78      8.990         179         675       100.00
Nebraska                           40,671.96          1         0.06    40,671.96      9.990         179         740       100.00
Nevada                          1,637,614.31         34         2.24    48,165.13     10.354         179         677        99.62
New Hampshire                     447,140.50          8         0.61    55,892.56     10.945         179         627        99.25
New Jersey                      2,195,947.01         37         3.01    59,349.92     10.270         179         663        98.98
New Mexico                         96,268.30          4         0.13    24,067.08     10.292         178         626       100.00
New York                        3,703,394.31         54         5.07    68,581.38      9.998         179         657        99.47
North Carolina                    474,456.62         10         0.65    47,445.66     10.003         195         667        99.32
Ohio                              116,904.15          5         0.16    23,380.83     10.503         178         625        98.24
Oklahoma                          157,199.19          4         0.22    39,299.80     10.222         192         633        99.87
Oregon                            240,749.53          4         0.33    60,187.38     10.338         179         624       100.00
Pennsylvania                      435,839.16         13         0.60    33,526.09      9.757         179         654       100.00
Rhode Island                      342,745.98          7         0.47    48,963.71     10.222         179         672       100.00
South Carolina                    313,619.03          7         0.43    44,802.72     10.127         179         697       100.00
Tennessee                         234,020.39         10         0.32    23,402.04      8.552         178         607        99.59
Texas                           3,178,776.63         91         4.35    34,931.61      9.870         180         649        99.96
Utah                              122,000.00          3         0.17    40,666.67     10.943         179         621       100.00
Vermont                            36,586.22          1         0.05    36,586.22     10.750         178         677       100.00
Virginia                        4,464,039.07         59         6.11    75,661.68     10.547         179         660        99.18
Washington                      2,822,265.58         53         3.86    53,250.29      9.424         179         672        99.71
West Virginia                      17,977.84          1         0.02    17,977.84     10.515         238         672       100.00
Wisconsin                         219,957.92          8         0.30    27,494.74     10.675         178         642       100.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                        $73,027,010.50      1,159      100.00%   $63,008.64    10.045%         179         666       99.45%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


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